                             UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report:  November 21, 2012

                            ISA INTERNATIONALE INC.

(Exact name of registrant as specified in its charter)

       Delaware                 001-16423                 41-1925647

(State of Incorporation)  (Commission File Number)  (IRS Employer ID. No.)

      2564 Rice Street, St. Paul, MN               55113

(Mailing address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:   (651)484-9850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

 (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14A-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.1 Changes in Registrant’s Certifying Accountant.

Effective November 16, 2012, the Audit Committee of the Board of Directors of ISA Internationale Inc. (“ISA” or the “Registrant” or the “Issuer”) engaged the Minneapolis, MN firm of Boulay, Heutmaker, Zibell and Co. P.L.L.P as the Independent Registered Public Accountant to audit ISA’s financial statements for the fiscal year ending September 30, 2012 and any interim periods.  During the Registrant’s two most recent fiscal years and any subsequent interim period, ISA did not consult with Boulay, Heutmaker, Zibell and Co. P.L.L.P. or any of its members about the application of accounting principals to any specified transaction or any other matter.  The decision to change accountants was approved by the Audit Committee of the Board of Directors of ISA consisting of Bernard L Brodkorb (Chairman) and Steven Boynton.

The engagement effective November 16, 2012 of Boulay, Heutmaker, Zibell and Co. P.L.L.P. as the new Independent Registered Public Accountant for ISA necessarily results in the termination or dismissal of the principal accountant which audited ISA's financial statements for the fiscal year ended September 30, 2011, Seale and Beers, CPA’s, Las Vegas, NV.

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During the Registrant’s two most recent fiscal year ended September 30, 2010 and 2011 and the subsequent interim periods, there were no disagreements between the Registrant and Seale and Beers, CPA’s concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Seale and Beers, CPA’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v)of Regulation S-K.

Seale and Beers, CPA’s report dated February 16, 2012 and as amended on February 17, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principals.

ISA has provided Seale and Beers, CPA’s with a copy of the foregoing disclosures and requested from Seale and Beers, CPA’s a letter addressed to the Commission stating whether Seale and Beers, CPA’s agrees with the statements made by ISAT in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Seale and Beers, CPA’s letter is attached as an exhibit to this report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following documents are filed as exhibits to this Report:

Exhibit No.          Description

16.1         Letter dated November 20, 2012 addressed to the Securities and

     Exchange Commission from Seale and Beers, CPA’s.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISA INTERNATIONALE INC.

/s/ Bernard L. Brodkorb

By: Bernard L. Brodkorb

President, Chief Executive Officer and Chief Financial Officer

Date: November 21, 2012